Offerings - Offering: 1	Oct. 17, 2025 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Shares of Beneficial Interest, $0.01 Par Value Per Share
Maximum Aggregate Offering Price	$ 18,830
Fee Rate	0.01381%
Amount of Registration Fee	$ 2.60
Offering Note	Net asset value per common share on October 13, 2025.